UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

8 Marina View, Asia Square Tower 1
#41-03, Singapore	018960

(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 2, 2024, L Catterton Asia Acquisition Corp (“LCAA”) held an Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 20,635,341 (approximately 71.29%) of LCAA’s issued and outstanding ordinary shares (“Ordinary Shares”) held of record as of December 18, 2023, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business. LCAA’s shareholders voted on the following proposals at the Extraordinary General Meeting, which are described in more detail in the final prospectus/definitive proxy statement filed with the Securities Exchange Commission (the “SEC”) on January 12, 2024 (as supplemented, amended or updated from time to time, the “Proxy Statement/Prospectus”).

Proposal No. 1 — The NTA Proposal — to consider and vote upon, as a special resolution, a proposal (the “NTA Proposal”) to approve and adopt the amendment to the second amended and restated memorandum and articles of association of LCAA (the “LCAA Articles”), which amendment shall become effective immediately prior to the consummation of the proposed Business Combination (as defined below), to remove from the LCAA Articles the prohibition on redemptions of LCAA Class A ordinary shares in an amount that would cause LCAA’s net tangible assets to be less than $5,000,001 in connection with any vote held to approve a proposed business combination. The NTA Proposal is conditioned upon the approval of Proposal No. 2 - The Business Combination Proposal as below. Therefore, if the Business Combination Proposal (as defined below) is not approved, then the NTA Proposal will have no effect, even if approved by the shareholders.

For	Against	Abstain
20,635,125	12	204

Proposal No. 2 – The Business Combination Proposal – to consider and vote upon, as an ordinary resolution, a proposal (the “Business Combination Proposal”) to approve and authorize the Agreement and Plan of Merger, dated as of January 31, 2023 (as amended and restated by the First Amended and Restated Agreement and Plan of Merger, dated as of October 11, 2023, the “Merger Agreement”), by and among LCAA, Lotus Technology Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“LTC” or “Lotus Tech”), Lotus Temp Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of LTC (“Merger Sub 1”), and Lotus EV Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of LTC (“Merger Sub 2”), and the transactions contemplated therein, including the business combination whereby Merger Sub 1 will merge with and into LCAA (the “First Merger”), with LCAA surviving the First Merger as a wholly-owned subsidiary of LTC (such company, as the surviving entity of the First Merger, “Surviving Entity 1”), and immediately following the consummation of the First Merger, Surviving Entity 1 will merge with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”), with Merger Sub 2 surviving the Second Merger as a wholly-owned subsidiary of LTC.

For	Against	Abstain
19,869,203	765,938	200

Proposal No. 3 – The Merger Proposal – to consider and vote upon, as a special resolution, a proposal to approve and authorize the First Merger and the plan of merger for the First Merger.

For	Against	Abstain
19,869,203	765,938	200

Proposal No. 4 – The Adjournment Proposal – to consider and vote upon, as an ordinary resolution, a proposal to adjourn the extraordinary general meeting to a later date or dates, to, among other things, permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting or if holders of LCAA Class A ordinary shares have elected to redeem an amount of LCAA Class A ordinary shares such that the minimum available cash condition or the net tangible assets condition contained in the Merger Agreement would not be satisfied. The Adjournment Proposal was not submitted to LCAA’s shareholders for approval at the Extraordinary General Meeting as there were sufficient votes to approve the Proposals No. 1, No. 2 and No. 3.

Item 7.01	Regulation FD Disclosure.

On February 2, 2024, LCAA and LTC issued a press release announcing the approval of the Business Combination and other related proposals by LCAA’s shareholders. A copy of the press release is furnished as Exhibit 99.1 to this current report (the “Current Report”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of LCAA under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events

20,818,519 Ordinary Shares were redeemed in connection with the Extraordinary General Meeting.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, that are based on beliefs and assumptions and on information currently available to Lotus Tech and LCAA. All statements other than statements of historical fact contained in this Current Report are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LCAA and its management, and Lotus Tech and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the proposed Business Combination between LCAA, Lotus Tech and the other parties thereto; (2) the outcome of any legal proceedings that may be instituted against LCAA, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by LCAA public shareholders and the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of LCAA, to obtain financing to complete the Business Combination or to satisfy other conditions to the Closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or partnerships with its strategic partner Geely and to develop new agreements or partnerships; (13) the Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the Company’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on LCAA, the Company, the Company’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in LCAA’s final prospectus relating to its initial public offering (File No. 333-253334) declared effective by the SEC on March 10, 2021, and other documents filed, or to be filed, with the SEC by LCAA or Lotus Tech, including the Registration/Proxy Statement. There may be additional risks that neither LCAA nor Lotus Tech presently know or that LCAA or Lotus Tech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved in any specified timeframe, or at all, or that any of the contemplated results of such forward-looking statements will be achieved in any specified timeframe, or at all. The forward-looking statements in this Current Report represent the views of LCAA and Lotus Tech as of the date they are made. While LCAA and Lotus Tech may update these forward-looking statements in the future, LCAA and Lotus Tech specifically disclaim any obligation to do so, except to the extent required by applicable law. You should not place undue reliance on forward-looking statements.]

Item 9.01.	Exhibits.

(d) Exhibits.

No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2024

L CATTERTON ASIA ACQUISITION CORP

By:	/s/ Chinta Bhagat
Name:	Chinta Bhagat
Title:	Co-Chief Executive Officer and Chairman